FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “First Amendment”) is made and entered into as Of April 25, 2019 by and between SAN CARLOS RETAIL VENTURE, L.P., a California limited partnership, VERBENA URP PARTNERS, LP, a California limited partnership, FULCRUM URP INVESTORS, LP, a California limited partnership, GRAY & AFFRIME FAMILY LLC, a California limited liability company, and FLORES-LOPEZ ANVARY LLC, a California limited liability company (collectively, ‘‘Landlord”), as successor-in-interest to Seven Davis LLC (“Prior Landlord”) and Marrone Bio Innovations, Inc., a Delaware corporation (the “Tenant”).

RECITALS

A.	Landlord and Tenant entered into a lease agreement dated April 30, 2014 (the “Lease”) pertaining to certain premises located at the University Research Park herein referred to as (the “Project”) consisting of approximately 17,438 rentable square feet known as 1490 Drew Avenue, Davis, California (the “Premises”);

B.	Tenant and Landlord acknowledge the Tenant is currently in possession and occupying the Premises. Tenant desires to exercise the first of two options provided for in the Lease and extend the term of the Lease for five (5) years. Landlord and Tenant desire to amend the current Rent; and

C.	Landlord and Tenant agree to amend the Lease as provided for herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth hereinafter, Landlord and Tenant agree as follows:

1.	Tenant is currently in possession and occupying the Premises. The current term of the Lease expires August 31, 2019.

2.	Term. Landlord and Tenant desire to extend the term of the Lease for a period of five (5) years (the “First Extension Option”). The First Extension Option shall be from September 1, 2019 through August 31, 2024.

3.	Rent. Tenant shall pay to Landlord the following monthly Rent during the First Extension Option:

Term		Monthly Rent	Rent/RSF
9/1/2019	8/31/2020	$37,491.70	$2.15
9/1/2020	8/31/2021	$38,537.98	$2.21
9/1/2021	8/31/2022	$39,758.64	$2.28
9/1/2022	8/31/2023	$40,979.30	$2.35
9/1/2023	8/31/2024	$42,199.96	$2.42

4.	Option To Extend. Tenant has one remaining option to extend the term of the Lease as defined in Section 42 of the Lease.

5.	Repairs by Landlord. Section 9 of the Lease is hereby modified with the following:

Landlord agrees to maintain in good condition and repair the Office HVAC System equipment (“Office HVAC”). Landlord shall contract with a service company for the regular (but not less frequently than quarterly) maintenance, repair and/or replacement (when necessary) of the Office HVAC equipment serving the Premises. Such repairs and/or maintenance of the Office HVAC System shall be billed back to the Tenant as defined in Section 6 herein.

Except for Landlord’s obligations set forth in Section 9 of the Lease and above, Tenant, at its sole cost and expense, shall keep any specific Lab HVAC (“Lab HVAC System”) in good working order, repair and condition. Tenant shall ensure that any and all Lab HVAC System equipment that is installed shall be maintained at all times in a manner to prevent roof leaks, damage, or noise due to vibrations or improper installation, maintenance or operation. Tenant shall have the sole responsibility to contract with a service company for the regular maintenance and repair of the Lab HVAC System.

6.	Operating Expenses and Real Estate Taxes. From and after the First Expense Year as hereinafter defined, in addition to the Monthly Rent, Tenant agrees to pay additional rent as and when provided in this Section 6.

a)	Definitions. For the purposes of this section, the following terms are defined as follows:

i)	“Lease Year.” Each consecutive calendar year of the term.

ii)	“Tenant’s Expense Percentage.” That portion the Rentable Area of the Premises (RSF) bears to the rentable area of the Complex, as defined herein and as applicable to the operating expenses defined in Sections 6 (b) and 6 (c) below. The Complex shall be defined as 7-URP as defined in Exhibit A-1 attached.

iii)	“Operating Expenses” means only the following operating costs actually incurred by Landlord in managing, operating, insuring, repairing, replacing and maintaining of the Complex and the Project, where the Complex is located, as more particularly described in in Sections 6 (b) and 6 (c).

iv)	Base Year. The term “Base Year” shall mean the 12-calendar month period in Year 2019 “grossed-up” to reflect a 95% occupied and fully-assessed Project.

v)	Expense Year. The term “Expense Year” shall mean the 12-calendar month period as set forth herein. The first Expense Year (the “First Expense Year”) shall commence on the first day following the end of the Base Year and shall continue for the next succeeding 12 calendar months. The second and subsequent Expense Years shall commence on the first day following the end of the preceding Expense Year and shall continue for the next succeeding 12 calendar months.

b)	All expenses, costs and amounts of every kind and nature which Landlord pays during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project and the real property upon which the Premises is located (collectively, the “Project”), or any portion thereof, without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (a) The cost of all reasonable and necessary repairs, maintenance and operation of the common area heating, air conditioning and ventilating (if applicable), HVAC to the Premises (if applicable), parking areas, sidewalks and grounds including, without limitation, all exterior lighting, the cost of parking area repair, restoration, and maintenance including but not limited to, resurfacing, repainting, restriping, and cleaning and the cost of ordinary materials and supplies consumed in connection with any such maintenance, repair, operation and replacement that in accordance with generally accepted accounting principles would not be capitalized, except to the extent the costs are intended to effect economies in the on-site operation or on-site maintenance of the project; (b) The reasonable and customary management fee for Landlord or Landlord’s managing agent (in accordance with the local market place for comparable buildings) not to exceed three percent (3%) of Base Rent, which shall be inclusive of any cost of materials and supplies used in connection with such management, Landlord’s general overhead, and salaries and benefits of Landlord’s personnel, officers and executives; (c) Salary of the on-site employees directly engaged in the operation and maintenance of the Project; (d) Premiums incurred by Landlord for insurance coverage maintained by Landlord that is required by this Lease or that is customarily carried by operators of comparable buildings in the area of the building; (e) Cost of repair, maintenance, operation and replacements with respect to the Premises utility lines contained therein, including, without limitation, electrical and lighting systems, plumbing systems, sanitary and storm drainage systems, and all other systems and equipment of the Project, and the cost of supplies and equipment and maintenance and service contracts in connection therewith, except that Landlord shall first look to any existing warranties and/or guaranties or other responsible third parties to pay such costs; (f) the cost of replacement of corridors, other common or public areas or facilities, and (g) Security guard or patrol services. The foregoing notwithstanding, Landlord shall segregate all costs and expenses exclusive to the Complex and real property upon which the Premises is located from all costs and expenses which are exclusive to other Complexes in the Project. Similarly, in the event certain costs and expenses are provided to more than one Complex in the Project, said costs and expenses shall be allocated to each Complex in an equitable manner.

c)	“Property Taxes” shall include all taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, including but not limited to, assessments for public improvements or benefits, which shall during the Term thereof be laid, assessed, levied, imposed upon or become due 11nd payable, subject only to the following: (i) franchise, estate, inheritance, succession, capital levy, transfers, income and excess profits taxes imposed upon Landlord shall be excluded, and (ii) if at any time during the Term of this Lease, a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of the rent expressly reserved hereunder, as a substitute in whole or in part for taxes assessed or imposed on land and buildings, such tax or excise on rents or other tax shall be included within the definition, but only to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of Landlord’s ownership of the Premises or of the rents accruing under this Lease. With respect to any assessment which may be levied against or upon the Premises and which under the laws then in force may be evidenced by improvements of other bonds or may be paid in annual installments there shall be included within Property Taxes for each year only such amount as Landlord shall be required to pay for such year. Landlord and Tenant acknowledge that Proposition 13 was adopted by the voters of the State of California in 1978 to limit increases in real estate taxes by limiting reassessments to events such as changes in ownership. The parties hereby confirm and agree that “Property Taxes” for purposes of this Lease shall include taxes, assessments, fees, levies and charges that may be imposed by governmental bodies for services, including, but not limited to, fire protection, street, sidewalk and road maintenance and improvements, refuse removal and other governmental services because of the limitation on increases in real estate taxes under Proposition I 3.

i)	Other Property Taxes. Tenant shall pay, before delinquency, all taxes and similar charges levied upon or assessed against Tenant’s equipment. furniture. fixtures, inventory, and other personal property situated on the Premises during the Term of this Lease, and upon demand shall reimburse Landlord for any and all taxes payable by Landlord (other than state and federal income taxes measured on the net income of Landlord from all sources) upon, measured by OT reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures and other personal property located on the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Landlord or Tenant.

ii)	General. So long as Tenant’s obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. Although this Lease contemplates the computation of Property Taxes on a cash basis, Landlord may make reasonable and appropriate accrual adjustments and Landlord reserves the right to change to a full accrual system of accounting. No delay by Landlord in providing the statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of Tenant’s obligations for actual or estimated Property Taxes.

d)	Increases in Operating Expenses and Property Taxes as Additional Rent. Beginning with the First Expense Year, if the amount of the Operating Expenses and Property Taxes, as defined in Section 6(b) and 6(c) above, paid by Landlord for the first comparison Expense Year is in excess of the Base Year Operating Expenses and Property Taxes, then Tenant shall pay its proportionate share (Tenant’s Expense Percentage) of such increase in equal monthly amounts as provided in paragraph (e) below.

e)	Landlord shall endeavor to give to Tenant by the first day of December prior to the beginning of each Lease Year a statement of estimated Additional Rent for the following Lease Year. The amount of the annual estimated Additional Rent owed pursuant to this paragraph shall be payable in monthly installments along with the installments of Base Rent due after receipt of the statement. Landlord shall endeavor to give to Tenant by the thirty-first day March following the end of each Lease Year a statement of the actual Additional Rent payable by Tenant pursuant to this paragraph. Landlord shall provide a statement of reasonable detail along with any and all amounts due or payable and shall be paid by Tenant within thirty (30) days of receipt of said statement. However, failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require payment of additional rent.

7.	Brokers. Landlord and Tenant each warrant and represent to the other party that it has not voluntarily incurred, on its behalf or on behalf of both Landlord and Tenant, any obligation to pay a commission or finder’s fee to any real estate broker or other person or entity in connection with this Lease, except for the Landlord’s Broker herein listed. The parties acknowledge that Jim Gray and Nahz Anvary of Kidder Matthews are agents for the Landlord and such commission due will be paid by the Landlord. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from claims for any commission or finders’ fee charges by any real estate broker or other person or entity arising from an agreement, whether express or implied, between the indemnifying party and such broker or other person or entity or otherwise arising from the conduct of the indemnifying party.

8.	Exhibit D of the Lease “Rules and Regulations” is hereby deleted and replaced with the Exhibit B herein attached on the last page of this Agreement.

9.	Section 30 of the Lease, “Notices” is hereby deleted and replaced with the following:

Notices. Any notice or other written instrument relating to this Lease may be delivered personally or by email to the party to whom such notice is addressed, or may be mailed by registered or certified mail to such party at the following address or at such other address as such party from time to time may designate by written notice:

TO LANDLORD:	University Research Park C/O Fulcrum Property Corp., Property Manager 1530 J Street, Suite 200 Sacramento, CA 95814 Email: renee@fulcrumproperty.com

TO TENANT:	Marrone Bio Innovations, Inc. Attn: Chief Financial Officer 1490 Drew Avenue Davis, CA 95618

All notices shall be in writing and shall be deemed to have been given when delivered personally, by email or by facsimile (with confirmation of receipt), twenty four (24) hours after deposited with an overnight courier service for next day delivery or three (3) days after deposited in the United States mail, registered or certified, postage prepaid, and addressed as noted above.

10.	CASp. Pursuant to California Civil Code section 1938, Landlord states that, as of the execution of this First Amendment, the Premises has not undergone inspection by a “Certified Access Specialist” (“CASp”) to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code section 55.53. Additionally, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that Section 1938 of California Civil Code, as amended, provides as follows:

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or Landlord may not prohibit the Tenant or Tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the Tenant or Tenant, if requested by the Tenant or Tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”

a.	In the event that Tenant elects to have a CASp inspection of the Premises performed, Tenant shall provide Landlord with at least thirty (30) days prior written notice of the date of such inspection. Additionally, Tenant acknowledges and agrees that Tenant shall be solely responsible for all costs, expenses and fees incurred in obtaining such CASp inspection of the Premises.

b.	In the event that a CASp inspection (whether performed at the election of Tenant or otherwise) discloses that the Premises do not meet all applicable construction-related accessibility standards and related laws and codes, or any violations of said standards, laws or codes are found to exist, then Tenant shall be responsible, at Tenant’s sole cost and expense, for performing any and all required repairs, alterations, modifications, and improvements: (i} to the Premises (including but not limited to all structural elements), and (ii) to the Common Areas to the extent arising from or triggered by Tenant’s specific use of the Premises or from any work, improvements or alterations (including Tenant’s Work) made by or on behalf of, or for the benefit of, Tenant.

c.	In the event that Tenant is required to undertake any repairs, work, alterations, modifications or improvements to the Premises and/or the Common Areas pursuant to the provisions of this Section 13, Tenant agrees that promptly following completion thereof, Tenant shall cause, at Tenant’s sole cost and expense, a CASp to certify the Premises (and the Common Areas, as applicable) as meeting all applicable construction-related accessibility standards and related laws and codes, and pursuant to California Civil Code Section 55.53.

d.	In the event a CASp inspection of the Premises is performed, the results of such inspection, including any reports, surveys or other documentation prepared in connection with the inspection, shall remain confidential and Tenant shall not disclose the results of such inspection to any other party, except to the extent the same must be disclosed by order of governmental authority with appropriate jurisdiction, or pursuant to applicable law. This Section 13 shall survive the termination or expiration of the Term of the Lease.

11.	Interpretation. Capitalized terms used in this Agreement shall have the meaning ascribed to them in the Lease unless otherwise specifically defined herein.

12.	Acknowledgement. Tenant acknowledges that as of the date hereof to the best of Tenant’s current actual knowledge, Landlord is not in breach of any of its obligations to Tenant under the Lease and Tenant further acknowledges that it has no off-sets, demands or claims against Landlord.

13.	Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement binding upon the parties, notwithstanding that all the parties are not signatories to the same counterpart. In order to facilitate the agreements contemplated by this Lease, signatures transmitted by facsimile or signatures transmitted via e-mail in a “PDF” format may be used in place of original signatures on this Lease. Each party intends to be bound by such party’s facsimile or “PDF” format signature on this Lease, is aware that the other parties are relying on such party’s facsimile or “PDF” format signature, and hereby waives any defenses to the enforcement of this Lease based upon the form of signature. Promptly following any facsimile transmittal or e-mail transmittal of” PDF” format signatures, the parties shall deliver to the other parties the original executed Lease by reputable overnight courier.

Except as expressly modified by this First Amendment, each and every term of the Lease shall remain in full force and effect without further modification.

<signatures on following page>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first set forth above.

“LANDLORD”

SAN CARLOS RETAIL VENTURE, L.P., a California limited

partnership, VERBENA URP PARTNERS, LP, a California limited

partnership, FULCRUM URP INVESTORS, LP, a California limited partnership, GRAY & AFFRIME FAMILY LLC, a California limited liability company, and FLORES-LOPEZ ANVARY LLC, a California limited liability company

By: Fulcrum Property Corp., a California corporation,

as Property Manager

By:	/s/ Mark Friedman
Mark Friedman, President

Date:	April 26, 2019

“TENANT”
MARRONE BIO INNOVATIONS, INC.,
a Delaware corporation

By:	/s/ Linda Moore
Its:	EVP and General Counsel
Date:	April 25, 2019

EXHIBIT "A-1"

FULCRUM
University Research Park
Davis, California
INTERSTATE 80
RESEARCH PARK DRIVE
10-URP
9-URP
DAVIS
POLE LINE ROAD OVERCROSSING
8-URP
DREW AVENUE
11-URP
7-URP
21-URP
GALILEO COURT
6-URP
SHOPPING CENTER
5-URP
COWELL BLVD.

Leasing Contact

EXHIBIT “B”

RULES AND REGULATIONS

Tenant agrees to comply with (and require all of Tenant’s employees, agents and contractors to comply with) the following rules and regulations and all other reasonable rules and regulations set by Landlord from time to time for the operation of the Project or the Premises. In the event of any conflict of inconsistency between the rules and regulations and the terms and provisions of the Lease, the terms and provisions of the Lease shall control.

a.	Tenant shall promptly comply with all laws, ordinances, and lawful orders and regulations affecting the Premises hereby leased, and the cleanliness, safety, occupation and use of same.

b.	Tenant agrees to abide by reasonable rules established by Landlord for general cleanliness of the Project. Tenant sha11 keep the Premises wider its control, including the sidewalks adjacent to the Premises, if any, clean and free from rubbish and dirt at all times. Tenant shall keep its entrance doors and window glass clean. All garbage and refuse shall be kept in the kind of container approved by Landlord’s fire and casualty consultants. It shall be removed from the Premises daily and deposited in mass disposal containers in the manner prescribed from time to time by Landlord. Landlord shall provide or designate a service for collection of this garbage and refuse from the designated mass disposal containers. Said service shall be at Tenant’s expense and may be included in the common area charges.

c.	Except as otherwise provided in the Lease, Tenant shall not keep or display any merchandise or signs on, or otherwise obstruct the sidewalks or areaways adjacent to the Premises without the written consent of Landlord. Tenant sha11 maintain the windows in a neat and clean condition and no signs shall be posted on windows. All signs visible from the exterior of the · Premises shall be professionally made. Landlord shall have the right, without giving prior notice to Tenant and without any liability for damage to the Premises or property kept or stored thereon, reasonably caused thereby, to remove any of such signs or merchandise from the Premises.

d.	Except as otherwise provided in the Lease, nothing is to be attached or placed on the exterior walls of the Premises without Landlord’s prior written approval.

e.	Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other Tenants in the Project. No loudspeakers, televisions, phonographs, radios, flashing lights, machinery or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord. Tenant shall not carry on any trade or occupation or operate any instrument or apparatus or equipment which emits an odor which may be deemed offensive in nature.

f.	Tenant shall not use the plumbing facilities for any purpose other than that which they are constructed, and no grease or foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage (whether on or off the Premises) resulting therefrom shall be borne by Tenant.

g.	Tenant shall complete, or cause to be completed, substantially all deliveries, loading, or unloading, and services to the Premises prior to 10:00 A.M. of each day. Landlord reserves the right to further regulate the activities of Tenant in regard to deliveries and servicing of the Premises and Tenant agrees to abide by such further reasonable regulations of Landlord.

h.	Tenant shall not use or permit the use of any portion of the Premises as, lodging rooms, or for any unlawful purpose or purposes.

i.	No auction, fire, going out of business, or bankruptcy sales may be conducted on the Premises without the previous written consent of Landlord.

j.	In connection with the use of the common areas, no person shall, without the prior written consent of Landlord, except in the ordinary course of Tenant’s business:

(1)	vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever;
(2)	exhibit any sign, placard, banner, notice or other written material;
(3)	distribute any circular, booklet, handbill, placard or other material;
(4)	parade, patrol, picket, demonstrate or engage in any conduct that might tend to interfere with or impede the use of any common area by any customer, business invitee or employee, create a disturbance, attract attention or harass, annoy, disparage or be detrimental to the interest of any of the establishments within the Project;
(5)	use any common area for any purpose when none of the establishments within the Project is open for business or employment; and
(6)	panhandle, beg or solicit funds.

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment”) is made and entered into as of April 25, 2019 by and between SAN CARLOS RETAIL VENTURE, L.P., a California limited partnership, VERBENA URP PARTNERS, LP, a California limited partnership, FULCRUM URP INVESTORS, LP, a California limited partnership, GRAY & AFFRIME FAMILY LLC, a California limited liability company, and FLORES-LOPEZ ANVARY LLC, a California limited liability company (collectively, “Landlord’’), as successor-in-interest to Six Davis LLC (“Prior Landlord”) and Marrone Bio Innovations, Inc., a Delaware corporation (the “Tenant”).

RECITALS

A.	Landlord and Tenant entered into a lease agreement dated September 9, 2013 as amended by the First Amendment to Lease dated April 30, 2014 (collectively the “Lease”) pertaining to certain premises located at the University Research Park herein referred to as (the “Project”) consisting of approximately the combined square footage of 28,432 rentable square feet known as 1530 Drew Avenue and 1540 Drew Avenue located in Davis, California (the “Premises”);

B.	For purposes of calculating the Rent and other charges herein defined, the rentable square footage shall be 27,335 RSF;

C.	Tenant and Landlord acknowledge the Tenant is currently in possession and occupying the Premises. Tenant desires to exercise the first of two options provided for in the Lease and extend the term of the Lease for five (5) years. Landlord and Tenant desire to amend the current Rent; and

D.	Landlord and Tenant agree to amend the Lease as provided for herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth hereinafter, Landlord and Tenant agree as follows:

I.	Tenant is currently in possession and occupying the Premises. The current term of the Lease expires August 31, 2019.

2.	Term. Landlord and Tenant desire to extend the term of the Lease for a period of five (5) years (the “First Extension Option”). The First Extension Option shall be from September 1, 2019 through August 31, 2024.

3.	Rent. Tenant shall pay to Landlord the following monthly Rent during the First Extension Option:

Term		Monthly Rent	Rent/R.SF
9/1/2019	8/31/2020	$58,770.25	$2.15
9/1/2020	8/31/2021	$60,410.35	$2.21
9/1/2021	8/31/2022	$62,323.80	$2.28
9/1/2022	8/31/2023	$64,237.25	$2.35
9/1/2023	8/31/2024	$66,150.70	$2.42

4.	Option To Extend. Tenant has one remaining option to extend the term of the Lease as defined in Section 42 of the Lease.

5.	Repairs by Landlord. Section 9 of the Lease is hereby modified with the following:

Landlord agrees to maintain in good condition and repair the Office HVAC System equipment (“Office HVAC”). Landlord shall contract with a service company for the regular (but not less frequently than quarterly) maintenance, repair and/or replacement (when necessary) of the Office HVAC equipment serving the Premises. Such repairs and/or maintenance of the Office HVAC System shall be billed back to the Tenant as defined in Section 6 herein.

Except for Landlord’s ob1igations set forth in Section 9 of the Lease and above, Tenant, at its sole cost and expense, shall keep any specific Lab HVAC (“Lab HVAC System”) in good working order, repair and condition. Tenant shall ensure that any and all Lab HVAC System equipment that is installed shall be maintained at all times in a manner to prevent roof leaks, damage, or noise due to vibrations or improper installation, maintenance or operation. Tenant shall have the sole responsibility to contract with a service company for the regular maintenance and repair of the Lab HVAC System.

6.	Operating Expenses and Real Estate Taxes. From and after the First Expense Year as hereinafter defined, in addition to the Monthly Rent, Tenant agrees to pay additional rent as and when provided in this Section 6.

a)	Definitions. For the purposes of this section, the following terms are defined as follows:

i)	“Lease Year.” Each consecutive calendar year of the term.

ii)	“Tenant’s Expense Percentage.” That portion the Rentable Area of the Premises (RSF) bears to the rentable area of the Complex, as defined herein and as applicable to the operating expenses defined in Sections 6 (b) and 6 (c) below. The Complex shall be defined as 6-URP as defined in Exhibit A-1 attached.

iii)	“Operating Expenses” means only the following operating costs actually incurred by Landlord in managing, operating, insuring, repairing, replacing and maintaining of the Complex and the Project, where the Complex is located, as more particularly described in in Sections 6 (b) and 6 (c).

iv)	Base Year. The term “Base Year” shall mean the 12-calendar month period in Year 2019 “grossed-up” to reflect a 95% occupied and fully-assessed Project.

v)	Expense Year. The term “Expense Year” shall mean the 12-calendar month period as set forth herein. The first Expense Year (the “First Expense Year”) shall commence on the first day following the end of the Base Year and shall continue for the next succeeding 12 calendar months. The second and subsequent Expense Years shall commence on the first day following the end of the preceding Expense Year and shall continue for the next succeeding 12 calendar months.

b)	All expenses, costs and amounts of every kind and nature which Landlord pays during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project and the real property upon which the Premises is located (collectively, the “Project”), or any portion thereof, without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (a) The cost of all reasonable and necessary repairs, maintenance and operation of the common area heating, air conditioning and ventilating (if applicable), HVAC to the Premises (if applicable), parking areas, sidewalks and grounds including, without limitation, all exterior lighting, the cost of parking area repair, restoration, and maintenance including but not limited to, resurfacing, repainting, restriping, and cleaning and the cost of ordinary materials and supplies consumed in connection with any such maintenance, repair, operation and replacement that in accordance with generally accepted accounting principles would not be capitalized, except to the extent the costs are intended to effect economies in the on-site operation or on-site maintenance of the project; (b) The reasonable and customary management fee for Landlord or Landlord’s managing agent (in accordance with the local market place for comparable buildings) not to exceed three percent (3%) of Base Rent, which shall be inclusive of any cost of materials and supplies used in connection with such management, Landlord’s general overhead, and salaries and benefits of Landlord’s personnel, officers and executives; (c) Salary of the on-site employees directly engaged in the operation and maintenance of the Project; (d) Premiums incurred by Landlord for insurance coverage maintained by Landlord that is required by this Lease or that is customarily carried by operators of comparable buildings in the area of the building; (e) Cost of repair, maintenance, operation and replacements with respect to the Premises utility lines contained therein, including, without limitation, electrical and lighting systems, plumbing systems, sanitary and storm drainage systems, and all other systems and equipment of the Project, and the cost of supplies and equipment and maintenance and service contracts in connection therewith, except that Landlord shall first look to any existing warranties and/or guaranties or other responsible third parties to pay such costs; (f) the cost of replacement of corridors, other common or public areas or facilities, and (g) Security guard or patrol services. The foregoing notwithstanding, Landlord shall segregate all costs and expenses exclusive to the Complex and real property upon which the Premises is located from all costs and expenses which are exclusive to other Complexes in the Project. Similarly, in the event certain costs and expenses are provided to more than one Complex in the Project, said costs and expenses shall be allocated to each Complex in an equitable manner.

c)	“Property Taxes” shall include all taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, including but not limited to, assessments for public improvements or benefits, which shall during the Term thereof be laid, assessed, levied, imposed upon or become due and payable, subject only to the following: (i) franchise, estate, inheritance, succession, capital levy, transfers, income and excess profits taxes imposed upon Landlord shall be excluded, and (ii) if at any time during the Term of this Lease, a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of the rent expressly reserved hereunder, as a substitute in whole or in part for taxes assessed or imposed on land and buildings, such tax or excise on rents or other tax shall be included within the definition, but only to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of Landlord’s ownership of the Premises or of the rents accruing under this Lease. With respect to any assessment which may be levied against or upon the Premises and which under the laws then in force may be evidenced by improvements of other bonds or may be paid in annual installments there shall be included within Property Taxes for each year only such amount as Landlord shall be required to pay for such year. Landlord and Tenant acknowledge that Proposition 13 was adopted by the voters of the State of California in 1978 to limit increases in real estate taxes by limiting reassessments to events such as changes in ownership. The parties hereby confirm and agree that “Property Taxes” for purposes of this Lease shall include taxes, assessments, fees, levies and charges that may be imposed by governmental bodies for services, including, but not limited to, fire protection, street, sidewalk and road maintenance and improvements, refuse removal and other governmental services because of the limitation on increases in real estate taxes under Proposition 13.

i)	Other Property Taxes. Tenant shall pay, before delinquency, all taxes and similar charges levied upon or assessed against Tenant’s equipment, furniture, fixtures, inventory, and other personal property situated on the Premises during the Term of this Lease, and upon demand shall reimburse Landlord for any and all taxes payable by Landlord (other than state and federal income taxes measured on the net income of Landlord from an sources) upon, measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures and other personal property located on the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to !such improvements shall be in Landlord or Tenant.

ii)	General. So long as Tenant’s obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. Although this Lease contemplates the computation of Property Taxes on a cash basis, Landlord may make reasonable and appropriate accrual adjustments and Landlord reserves the right to change to a full accrual system of accounting. No delay by Landlord in providing the statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of Tenant’s obligations for actual or estimated Property Taxes.

d)	Increases in Operating Expenses and Property Taxes as Additional Rent. Beginning with the First Expense Year, if the amount of the Operating Expenses and Property Taxes, as defined in Section 6(b) and 6(c) above, paid by Landlord for the first comparison Expense Year is in excess of the Base Year Operating Expenses and Property Taxes, then Tenant shall pay its proportionate share (Tenant’s Expense Percentage) of such increase in equal monthly amounts as provided in paragraph (e) below.

e)	Landlord shall endeavor to give to Tenant by the first day of December prior to the beginning of each Lease Year a statement of estimated Additional Rent for the following Lease Year. The amount of the annual estimated Additional Rent owed pursuant to this paragraph shall be payable in monthly installments along with the installments of Base Rent due after receipt of the statement. Landlord shall endeavor to give to Tenant by the thirty-first day March following the end of each Lease Year a statement of the actual Additional Rent payable by Tenant pursuant to this paragraph. Landlord shall provide a statement of reasonable detail along with any and all amounts due or payable and shall be paid by Tenant within thirty (30) days of receipt of said statement. However, failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require payment of additional rent.

7.	Brokers. Landlord and Tenant each warrant and represent to the other party that it has not voluntarily incurred, on its behalf or on behalf of both Landlord and Tenant, any obligation to pay a commission or finder’s fee to any real estate broker or other person or entity in connection with this Lease, except for the Landlord’s Broker herein listed. The parties acknowledge that Jim Gray and Nahz Anvary of Kidder Matthews are agents for the Landlord and such commission due will be paid by the Landlord. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from claims for any commission or finders’ fee charges by any real estate broker or other person or entity arising from an agreement, whether express or implied, between the indemnifying party and such broker or other person or entity or otherwise arising from the conduct of the indemnifying party.

8.	Exhibit D of the Lease “Rules and Regulations” is hereby deleted and replaced with the Exhibit B herein attached on the last page of this Agreement.

9.	Section 30 of the Lease, “Notices” is hereby deleted and replaced with the following:

Notices. Any notice or other written instrument relating to this Lease may be delivered personally or by email to the party to whom such notice is addressed, or may be mailed by registered or certified mail to such party at the following address or at such other address as such party from time to time may designate by written notice:

TO LANDLORD:	University Research Park C/O Fulcrum Property Corp., Property Manager 1530 J Street, Suite 200 Sacramento, CA 95814 Email: renee@fulcrumproperty.com

TO TENANT:	Marrone Bio Innovations, Inc. Attn: Chief Financial Officer 1490 Drew Avenue Davis, CA 95618

All notices shall be in writing and shall be deemed to have been given when delivered personally, by email or by facsimile (with confirmation of receipt), twenty four (24) hours after deposited with an overnight courier service for next day delivery or three (3) days after deposited in the United States mail, registered or certified, postage prepaid, and addressed as noted above.

10.	Section 44 of the Lease, “Storage Space” is hereby deleted in its entirety.

11.	CASp. Pursuant to California Civil Code section 1938, Landlord states that, as of the execution of this Second Amendment, the Premises has not undergone inspection by a “Certified Access Specialist” (“CASp”) to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code section 55.53. Additionally, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that Section 1938 of California Civil Code, as amended, provides as follows:

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or Landlord may not prohibit the Tenant or Tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the Tenant or Tenant, if requested by the Tenant or Tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”

a.	In the event that Tenant elects to have a CASp inspection of the Premises performed, Tenant shall provide Landlord with at least thirty (30) days prior written notice of the date of such inspection. Additionally, Tenant acknowledges and agrees that Tenant shall be solely responsible for all costs, expenses and fees incurred in obtaining such CASp inspection of the Premises.

b.	In the event that a CASp inspection (whether performed at the election of Tenant or otherwise) discloses that the Premises do not meet all applicable construction-related accessibility standards and related laws and codes, or any violations of said standards, laws or codes are found to exist, then Tenant shall be responsible, at Tenant’s sole cost and expense, for performing any and all required repairs, alterations, modifications, and improvements: (i) to the Premises (including but not limited to all structural elements), and (ii) to the Common Areas to the extent arising from or triggered by Tenant’s specific use of the Premises or from any work, improvements or alterations (including Tenant’s Work) made by or on behalf of, or for the benefit of, Tenant.

c.	In the event that Tenant is required to undertake any repairs, work, alterations, modifications or improvements to the Premises and/or the Common Areas pursuant to the provisions of this Section 13, Tenant agrees that promptly following completion thereof, Tenant shall cause, at Tenant’s sole cost and expense, a CASp to certify the Premises (and the Common Areas, as applicable) as meeting all applicable construction-related accessibility standards and related laws and codes, and pursuant to California Civil Code Section 55.53.

d.	In the event a CASp inspection of the Premises is performed, the results of such inspection, including any reports, surveys or other documentation prepared in connection with the inspection, shall remain confidential and Tenant sha11 not disclose the results of such inspection to any other party, except to the extent the same must be disclosed by order of governmental authority with appropriate jurisdiction, or pursuant to applicable law. This Section 13 shall survive the termination or expiration of the Term of the Lease.

12.	Interpretation. Capitalized terms used in this Agreement shall have the meaning ascribed to them in the Lease unless otherwise specifically defined herein.

13.	Acknowledgement. Tenant acknowledges that as of the date hereof to the best of Tenant’s current actual knowledge, Landlord is not in breach of any of its obligations to Tenant under the Lease and Tenant further acknowledges that it has no off-sets, demands or claims against Landlord.

14.	Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement binding upon the parties, notwithstanding that all the parties are not signatories to the same counterpart. In order to facilitate the agreements contemplated by this Lease, signatures transmitted by facsimile or signatures transmitted via e-mail in a “PDF” format may be used in place of original signatures on this Lease. Each party intends to be bound by such party’s facsimile or “PDF” format signature on this Lease, is aware that the other parties are relying on such party’s facsimile or “PDF” format signature, and hereby waives any defenses to the enforcement of this Lease based upon the form of signature. Promptly following any facsimile transmittal or e-mail transmittal of “PDF” format signatures, the parties shall deliver to the other parties the original executed Lease by reputable overnight courier.

Except as expressly modified by this Second Amendment, each and every term of the Lease shall remain in full force and effect without further modification.

<signatures on following page>

IN WITNESS WHE REOF, the parties hereto have executed this Amendment as of the date and year first set forth above.

“LANDWRD”

SAN CARLOS RETAIL VENTURE, L.P., a California limited

partnership, VERBENA URP PARTNERS, LP, a California limited

partnership, FULCRUM URP INVESTORS, LP, a California limited partnership, GRAY & AFFRIME FAMILY LLC, a California limited liability company, and FWRES-LOPEZ ANVARY LLC, a California

limited liability company

By: Fulcrum Property Corp., a California corporation,

as Property Manager

By:	/s/ Mark Friedman
Mark Friedman, President

Date:	May 6, 2019

“TENANT”
MARRONE BIO INNOVATIONS, INC.,
a Delaware corporation

By:	/s/ Linda Moore
Its:	EVP and General Counsel

Date:	April 25, 2019

EXHIBIT "A"

Premises

RESEARCH PARK DRIVE
DREW AVENUE
GALILEO COURT
2020
1445
1477

EXHIBIT "A-lti

FULCRUM
University Research Park
Davis, California
SOUTH
DAVIS
COMMUNITY
PARK
10-URP
9-URP
8-URP
7-URP
6-URP
5-URP
11-URP
21-URP
INTERSTATE 80
RESEARCH PARK DRIVE
DREW AVENUE
POLE LINE ROAD OVERCROSSING
GALILEO COURT
SHOPPING CENTER
COWELL BLVD.

Leasing Contact

CUSHMAN & WAKEFIELD

KAHZ ANVARY, CCIM

JIM GRAY, CCIM

EXHIBIT “B”

RULES AND REGULATIONS

Tenant agrees to comply with (and require all of Tenant’s employees, agents and contractors to comply with) the following rules and regulations and all other reasonable rules and regulations set by Landlord from time to time for the operation of the Project or the Premises. In the event of any conflict of inconsistency between the rules and regulations and the terms and provisions of the Lease, the terms and provisions of the Lease shall control.

a.	Tenant shall promptly comply with all laws, ordinances, and lawful orders and regulations affecting the Premises hereby leased, and the cleanliness, safety, occupation and use of same.

b.	Tenant agrees to abide by reasonable rules established by Landlord for general cleanliness of the Project. Tenant shall keep the Premises under its control. including the sidewalks adjacent to the Premises, if any, clean and free from rubbish and dirt at all times. Tenant shall keep its entrance doors and window glass clean. All garbage and refuse shall be kept in the kind of container approved by Landlord’s fire and casualty consultants. It shall be removed from the Premises daily and deposited in mass disposal containers in the manner prescribed from time to time by Landlord. Landlord shall provide or designate a service for collection of this garbage and refuse from the designated mass disposal containers. Said service shall be at Tenant’s expense and may be included in the common area charges.

c.	Except as otherwise provided in the Lease, Tenant shall not keep or display any merchandise or signs on, or otherwise obstruct the sidewalks or areaways adjacent to the Premises without the written consent of Landlord. Tenant shall maintain the windows in a neat and clean condition and no signs shall be posted on windows. All signs visible from the exterior of the Premises shall be professionally made. Landlord shall have the right, without giving prior notice to Tenant and without any liability for damage to the Premises or property kept or stored thereon, reasonably caused thereby, to remove any of such signs or merchandise from the Premises.

d.	Except as otherwise provided in the Lease, nothing is to be attached or placed on the exterior walls of the Premises without Landlord’s prior written approval.

e.	Tenant shal1 not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other Tenants in the Project. No loudspeakers, televisions, phonographs, radios, flashing lights, machinery or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord. Tenant shall not carry on any trade or occupation or operate any instrument or apparatus or equipment which emits an odor which may be deemed offensive in nature.

f.	Tenant shall not use the plumbing facilities for any purpose other than that which they are constructed, and no grease or foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage (whether on or off the Premises) resulting therefrom shall be borne by Tenant.

g.	Tenant shall complete, or cause to be completed, substantially all deliveries, loading, or unloading, and services to the Premises prior to 10:00 A.M. of each day. Landlord reserves the right to further regulate the activities of Tenant in regard to deliveries and servicing of the Premises and Tenant agrees to abide by such further reasonable regulations of Landlord.

h.	Tenant shall not use or permit the use of any portion of the Premises as, lodging rooms, or for any unlawful purpose or purposes.

i.	No auction, fire, going out of business, or bankruptcy sales may be conducted on the Premises without the previous written consent of Landlord.

j.	In connection with the use of the common areas, no person shall, without the prior written consent of Landlord, except in the ordinary course of Tenant’s business:

(1)	vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever;
(2)	exhibit any sign, placard, banner, notice or other written material;
(3)	distribute any circular, booklet, handbill, placard or other material;
(4)	parade, patrol, picket, demonstrate or engage in any conduct that might tend to interfere with or impede the use of any common area by any customer, business invitee or employee, create a disturbance, attract attention or harass, annoy, disparage or be detrimental to the interest of any of the establishments within the Project;
(5)	use any common area for any purpose when none of the establishments within the Project is open for business or employment; and panhandle, beg or solicit funds.